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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report:   June 4, 1997
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                     ATLANTIC CENTRAL ENTERPRISES LIMITED
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            (Exact name of registrant as specified in its charter)



        Bermuda                      0-21891            [Not Applicable]
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(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation or organization)    File No.)         Identification No.)



            Cedar House, 41 Cedar Avenue, Hamilton HM 12, Bermuda
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       (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:    (441) 295-2244
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                            (Not Applicable)
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        (Former name or former address, if changed since last report)



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                   ATLANTIC CENTRAL ENTERPRISES LIMITED


ITEM 5.    OTHER EVENTS.

      On June 5, 1997, Registrant's Board of Directors appointed Mr. John E. McConnaughy, Jr. and Mr. Patrick J. Rooney to the Board. Mr. McConnaughy was named Chairman of the Board and Mr. Rooney was elected President and Chief Executive Officer of the Registrant.

      In addition, on June 5, 1997, Registrant's Board of Directors accepted the resignation of Mr. Murray D. Watson as President, Chief Executive Officer
and a Director and the resignation of Kevin J. Quinn as a Director.   Mr.
Watson will remain with the Registrant as President and Chief Executive Officer of Registrant's subsidiary, ICON Centers for Cosmetic Surgery, Inc.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   EXHIBITS:  The following exhibits are filed with this Report.

#      Indicates exhibit filed with this Report

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Exhibit
Number      Description
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

#  99       Registrant's Press Release dated June 5, 1997.

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                                SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 16, 1997

                        ATLANTIC CENTRAL ENTERPRISES LIMITED
                             (Registrant)



                        By: /s/ Patrick J. Rooney
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                            Patrick J. Rooney,
                               President and Chief Executive Officer




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